OTHER CURRENT ASSETS (Tables)	6 Months Ended
Jun. 30, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of other current assets
Other current assets includes the following:

(in thousands of $)	June 30,	December 31,
	2023	2022
Trade accounts receivable, net	5,409	4,859
Accrued income	7,058	2,152
Prepaid expenses	7,881	5,940
Other receivables	5,669	3,376
Total other current assets	26,017	16,327